united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 8/31

Date of reporting period: 2/28/19

Item 1. Reports to Stockholders.

Hundredfold Select Alternative Fund

SEMI-ANNUAL REPORT

February 28, 2019

Service Class (SFHYX)

Investor Class (HFSAX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.HundredfoldSelect.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

April 18, 2019

Dear Shareholders:

This Semi-annual report for the Hundredfold Select Alternative Fund (HFSAX Investor Class and SFHYX Service Class) covers the period from September 1, 2018 February 28, 2019.

The Hundredfold Select Alternative Fund Investor Class Shares produced a return of +1.20%, for the period, while the Bloomberg Barclays Aggregate Bond Index increased by +1.99%. The Standard & Poor’s 500 Total Return Index declined by -3.04% for the six-month period. The Hundredfold Select Alternative Fund Service Class Shares reported a return of +0.75% for the period.

The Fund invests in a variety of diverse strategies based on market conditions, such as stocks, bonds, and alternatives, with the goal of bringing steady uncorrelated returns together in one place for consistency and reduced risk for the investor. The Sub-advisor believes that preservation of principal is key to compounding wealth.

During September, economic growth continued to accelerate, supporting the equity market and growth-sensitive fixed income classes, such as high yield bonds. In contrast, investment-grade corporate government bonds were under modest pressure. Rising rates helped to keep bank loans in consistent uptrends, and the Fund’s portfolio remained steady. High yield bonds also continued higher, but spreads tightened to an extremely low level of 3.05%. This meant that high yield bonds were paying only slightly more than 3% above U.S. government bonds. The tightening caused the Sub-advisor to trim those positions modestly to balance the positives of the trend with the concern for the tight spreads. Investment in high yield municipal bonds were also reduced. Equities displayed divergence among sectors and styles that provided tactical trading opportunities, including initiating positions in emerging markets.

Investor pessimism was easily detected in the equity market during October, yet the bond market did not act as a safe haven and was also volatile during the month. The Sub-advisor took a more defensive posture by tempering the Fund’s investments in high yield bonds, and lightening the Fund’s floating rate holdings more aggressively, as the long, steady uptrend experienced a negative change in its character. A reduction in optimism was the theme in November. Tightening Federal Reserve policy and the concern of over-tightening was also a lead driver for bearish market activity during the month. Government bonds strengthened, but investment-grade corporate bonds did not. For the second month in a row, the Sub-advisor reduced investments to position the Fund’s portfolio more defensively. Floating rate positions were further pared back, as were positions in asset-backed areas. Equity exposure was also decreased as the market’s technical environment shifted from “Transition” to “Bearish” as defined by the Sub-advisor’s proprietary models. Volatility within the commodity and currency markets allowed for opportunistic trades on the long and short side, in particular as oil continued to trend lower.

Stocks sold off for one of the worst December results in nearly 90 years, only to be followed by an exceptionally strong rally in January, after Federal Reserve Chairman Jerome Powell indicated that rate increases in 2019 were not certain. As the confluence of pessimism spread in the last month of the year, some sectors, especially in the fixed income area, experienced a liquidity crush defined as limited buyers versus an abundance of sellers. The Sub-advisor had been positioning the Fund more and more defensively over the preceding months, and continued to do so in December. However, the level of defensiveness eased late in the month as opportunities arose. The Sub-advisor initiated, or slowly expanded, investments in high yield and floating rate fixed-income areas. Equity exposure, a relatively small portion of the Fund, was decreased early in the month, but expanded as pessimism reached a crescendo.

At the beginning of the year, investors celebrated the Federal Reserve’s shift to a more dovish tone, rewarding numerous asset classes. Economically sensitive fixed income and equities led the way higher during the January rebounds. Many of the interest-sensitive fixed income sectors also moved higher, but were less robust. U.S. Treasury bonds generally consolidated in jagged trading ranges, but within uptrends that had begun in the fourth quarter of 2018. The Fund rapidly expanded its investment in January, primarily in the high yield area, with moderate adjustments in other bond classes. Equity exposure was also increased early in the month with additional tactical trades along the way. These favorable trends in fixed income continued in February. The Sub-advisor made only minor adjustments to the Fund’s portfolio in February by increasing positions in the high yield area with very few adjustments in other bond classes. Equity exposure was enlarged within the portfolio model limits. As was true throughout the period, volatility within the commodity and currency markets allowed for opportunistic trades on the long and the shot side.

We thank you for your investment in the Hundredfold Select Fund.

Please visit the website http://www.hundredfoldselect.com at any time for information on the Fund.

Hundredfold Advisors, LLC	Advisors Preferred, LLC

Sub-advisor to the Fund	Advisor to the Fund

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures* for the periods ending February 28, 2019, compared to its benchmarks:

				Average Annual Total Return
					Since	Since
					Inception	Inception
	Six Months	1 Year	5 Year	10 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	0.75%	1.60%	3.91%	8.37%	5.49%	N/A
Hundredfold Select Alternative Fund - Investor Class	1.20%	2.54%	4.84%	N/A	N/A	5.44%
Bloomberg Barclays U.S Aggregate Bond Index **	1.99%	3.17%	2.32%	3.71%	3.86%	1.86%
S&P 500 Total Return Index ***	(3.04)%	4.68%	10.67%	16.67%	8.82%	13.69%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 2.90% for the Service Class and 2.00% for the Investor Class per the December 31, 2018, prospectus. For performance information current to the most recent month-end, please call 1-855-582-8006.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Top Holdings *	% of Net Assets
Mutual Fund:
Debt Funds	67.8%
Short-Term Investments	12.6%
Mutual Fund:
Alternative Fund	9.4%
Exchange Traded Fund:
Debt Fund	1.2%
Assets in Excess of Liabilities	9.0%
Total	100.0%

* The Top Holdings detailed does not include derivative exposure.

Please refer to the Consolidated Schedule of Investments in this Semi-Annual report for a detailed analysis of the Fund’s holdings.

Hundredfold Select Alternative Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2019

Shares		Fair Value
	MUTUAL FUNDS -77.2%
	ALTERNATIVE FUND - 9.4%
311,355	Merger Fund - Investor Class	$5,184,066

	DEBT FUNDS - 67.8%
451,226	AlphaCentric Income Opportunities Fund - Class I	5,491,418
1,060,278	BlackRock High Yield Bond Portfolio - Institutional Class	7,973,289
1,471,207	Eaton Vance Income Fund of Boston - Institutional Class	8,150,484
605,964	Hartford Floating Rate Fund - Class I	5,132,513
302,114	Nuveen High Yield Municipal Bond Fund - Class I	5,163,127
669,485	Oppenheimer Senior Floating Rate Fund - Class Y	5,302,321
		37,213,152
	TOTAL MUTUAL FUNDS (Cost - $41,695,149)	42,397,218

	EXCHANGE TRADED FUND - 1.2%
	DEBT FUND - 1.2%
30,000	Invesco Senior Loan ETF	684,000
	TOTAL EXCHANGE TRADED FUND (Cost - $658,455)	684,000

	SHORT-TERM INVESTMENTS - 12.6%
	MONEY MARKET FUND - 12.6%
3,252,425	Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class - 2.29% (a)	3,252,425
3,252,425	First American Government Obligations Fund - Money Market Portfolio - Class Z - 2.29% (a)	3,252,425
390,572	First American Government Obligations Fund - Money Market Portfolio - Class X - 2.33% (a) +	390,572
	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,895,422)	6,895,422

	TOTAL INVESTMENTS - 91.0% (Cost - $49,249,026)	$49,976,640
	ASSETS IN EXCESS OF LIABILITIES- 9.0%	4,929,459
	NET ASSETS - 100.0%	$54,906,099

(a)	Variable rate security; the rate shown represents the seven day effective yield at February 28, 2019.

FUTURES CONTRACTS
					Unrealized
			Notional Value at		Appreciation /
Number of Contracts	Open Long Future Contracts	Counterparty	February 28, 2019	Expiration	(Depreciation)
38	Copper Future +	ADM Investor Services	$2,800,600	May-19	$(6,175)
40	E-mini Russell 2000 Index Future	ADM Investor Services	3,151,000	March-19	122,650
71	E-mini S&P 500 Future	ADM Investor Services	9,885,685	March-19	202,010
	TOTAL LONG FUTURES CONTRACTS				$318,485

LONG EQUITY SWAPS CONTRACTS
		Notional Value
	Number of	at February 28,		Termination		Unrealized
Reference Entity	Shares	2019	Interest Rate Payable **	Date	Counterparty	Appreciation
Nuveen Symphony Credit Opportunities Fund; Class I	560,938	$5,353,455	3-Mth USD_LIBOR plus 125 bps	12/29/2020	Barclays	$365,888
SPDR Barclays High Yield Bond ETF	295,600	6,602,661	3-Mth USD_LIBOR plus 100 bps	9/23/2019	Barclays	97,345
Totals						$463,233

OPEN CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION SOLD: (CENTRALLY CLEARED) (1)

				Implied Credit (2)			Amortized
			Fixed Deal	Spread at	Notional Value at (3)		Upfront	Unrealized
Reference Entity	Counter Party	Termination Date	(Pay) Rate	02/28/2019	February 28, 2019	Fair Value	Payments Paid	Appreciation
CDX HY 3 1 Year Index	Credit Suisse	12/20/2023	5.00%	19.20%	$9,800,000	$705,846	$153,116	$552,730

+	All or portion of this investment is a holding of the Hundredfold Select Alternative Fund Limited (HFSA Fund Limited).

**	Interest rate is based upon current notional amounts, which may be a multiple of the number of shares plus a specified spread.

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period and will serve as an indicator of the payment/ performance risk and represent the likelihood of risk default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a great likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the market CDX High Yield 30 year index.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
February 28, 2019

Assets:
Investment securities:
At cost	$49,249,026
At value	$49,976,640
Deposits with brokers for futures	1,841,195
Deposits for swaps	1,546,890
Net upfront payments on credit default swaps	153,116
Net unrealized appreciation on futures	318,485
Unrealized appreciation on swap contracts	1,015,963
Receivable:
Dividends and Interest	167,450
Fund shares sold	150,000
Prepaid expenses and other assets	7,576
Total Assets	55,177,315

Liabilities:
Payables:
Securities purchased	113,617
Fund shares redeemed	35,000
Investment advisory fees	42,223
Distributions (12b-1) fees - Service Class	42,230
Related parties	20,315
Payable for swap interest	17,831
Total Liabilities	271,216

Net Assets	$54,906,099

Net Assets Consist of:
Paid in Capital	$53,551,868
Accumulated Earnings	1,354,231
Net Assets	$54,906,099

Net Asset Value Per Share
Service Class Shares:
Net Assets	$40,855,639
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,897,074
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$21.54

Investor Class Shares:
Net Assets	$14,050,460
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	621,258
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$22.62

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended February 28, 2019

Investment Income:
Dividend income	$482,516
Interest income	225,394
Total Investment Income	707,910

Expenses:
Investment advisory fees	261,649
Distribution (12b-1) fees - Service Class	196,298
Operating services fees	117,742
Shareholder servicing fees - Investor Class	6,535
Net Operating Expenses	582,224

Net Investment Income	125,686

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized loss from:
Investments	(61,854)
Futures	(52,672)
Swaps	(499,390)
(613,916)
Net change in unrealized appreciation (depreciation) on:
Investments	(75,152)
Futures	19,101
Swaps	985,847
929,796

Net Realized and Unrealized Gain on Investments, Futures and Swaps	315,880

Net Increase in Net Assets Resulting From Operations	$441,566

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	February 28, 2019	August 31, 2018
	(Unaudited)
Operations:
Net investment income (loss)	$125,686	$(121,911)
Net realized gain (loss) from investments, futures and swaps	(613,916)	2,405,464
Net change in unrealized appreciation (depreciation) on investments, futures and swaps	929,796	(96,859)
Net Increase in Net Assets Resulting From Operations	441,566	2,186,694

Distributions to Shareholders from:
Net investment income:
Service Class	—	(946,701)
Investor Class	—	(452,114)
Net realized gains:
Service Class	—	(2,685,770)
Investor Class	—	(915,441)
Total Distributions Paid*	(1,152,730)	—
Total Distributions to Shareholders	(1,152,730)	(5,000,026)

Capital share transactions:
Proceeds from shares sold:
Service Class	2,546,882	9,384,368
Investor Class	2,872,037	12,420,564
Net asset value of shares issued in reinvestment of distributions:
Service Class	816,747	3,387,259
Investor Class	101,514	728,278
Payments for shares redeemed
Service Class	(2,125,652)	(9,892,010)
Investor Class	(2,811,625)	(11,172,744)
Total Increase in Net Assets From Shares of Beneficial Interest	1,399,903	4,855,715

Total Increase in Net Assets	688,739	2,042,383

Net Assets:
Beginning of Period/Year	54,217,360	52,174,977
End of Period/Year**	$54,906,099	$54,217,360

*	Distributions from net investment income and net realized capital gains are combined for the six month period ended February 28, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current period’s presentation.

**	Net Assets- End of Year includes distributions in excess of net investment loss of $59,271 as of August 31, 2018.

Share Activity
Service Class:
Shares Sold	119,483	427,815
Shares issued in reinvestment of Distributions	38,980	154,859
Shares Redeemed	(99,681)	(447,817)
Net Increase in Shares of Beneficial Interest Outstanding	58,782	134,857

Share Activity
Investor Class:
Shares Sold	129,439	537,376
Shares issued in reinvestment of Distributions	4,613	31,841
Shares Redeemed	(125,667)	(488,822)
Net increase in Shares of Beneficial Interest Outstanding	8,385	80,395

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Service Class
	Six Months Ended		Year Ended August 31,
	February 28, 2019		2018	2017		2016		2015	2014
	(Consolidated) (Unaudited)		(Consolidated)
Net asset value, beginning of year/period	$21.86		$23.10	$22.50		$21.58		$23.62	$23.38
Income (loss) from investment operations:
Net investment income (loss) (1)	0.04		(0.10)	0.14		0.00	(7)	0.01	0.07
Net realized and unrealized gain (loss) on investments	0.11		0.99	1.69		1.07		(0.08)	1.65
Total from investment operations	0.15		0.89	1.83		1.07		(0.07)	1.72
Less distributions from:
Net investment income	(0.00	) (7)	(0.53)	(0.78)		(0.05)		—	(0.58)
Net realized gains	(0.47)		(1.60)	(0.45)		(0.10)		(1.97)	(0.90)
Total distributions	(0.47)		(2.13)	(1.23)		(0.15)		(1.97)	(1.48)
Net asset value, end of year/period	$21.54		$21.86	$23.10		$22.50		$21.58	$23.62
Total return (2)	0.75	% (8)	4.03%	8.49	% (3)	5.00	% (3)	(0.22)%	7.57	% (3)
Net assets, at end of year/period (000s)	$40,856		$40,192	$39,349		$38,520		$47,492	$84,785
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (4)	2.45	% (9)	2.45%	2.45%		2.45%		2.45%	2.44%
Ratio of net investment income (loss) to average net assets (4,5)	0.25	% (9)	(0.47)%	0.60%		0.01%		0.04%	0.31%
Portfolio Turnover Rate (6)	255	% (8)	505%	419%		358%		418%	367%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

(7)	Amount represents less than $0.01 per share.

(8)	Not annualized

(9)	Annualized

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Investor Class
	Six Months Ended		Year Ended August 31,
	February 28, 2019		2018		2017		2016		2015	2014
	(Consolidated) (Unaudited)		(Consolidated)
Net asset value, beginning of year/period	$22.88		$24.09		$23.57		$22.65		$24.49	$23.45
Income (loss) from investment operations:
Net investment income (1)	0.14		0.09		0.36		0.17		0.19	0.28
Net realized and unrealized gain (loss) on investments	0.12		1.04		1.76		1.16		(0.06)	1.69
Total from investment operations	0.26		1.13		2.12		1.33		0.13	1.97
Less distributions from:
Net investment income	(0.05)		(0.74)		(1.15)		(0.31)		—	(0.03)
Net realized gains	(0.47)		(1.60)		(0.45)		(0.10)		(1.97)	(0.90)
Total distributions	(0.52)		(2.34)		(1.60)		(0.41)		(1.97)	(0.93)
Net asset value, end of year/period	$22.62		$22.88		$24.09		$23.57		$22.65	$24.49
Total return (2)	1.20	% (7)	4.94	% (3)	9.48	% (3)	5.98	% (3)	0.65%	8.55	% (3)
Net assets, at end of year/period (000s)	$14,050		$14,026		$12,826		$31,641		$28,704	$30,081
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (4)	1.55	% (8)	1.55%		1.55%		1.55%		1.55%	1.54%
Ratio of net investment income to average net assets (4,5)	1.17	% (8)	0.40%		1.52%		0.73%		0.82%	1.16%
Portfolio Turnover Rate (6)	255	% (7)	505%		419%		358%		418%	367%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

(7)	Not annualized

(8)	Annualized

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
February 28, 2019

1.	ORGANIZATION

The Hundredfold Select Alternative Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Service Class Shares and Investor Class Shares with commencement of operations on September 1, 2004 and October 24, 2012, respectively.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and shareholding servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board’s (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

b) Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2019

pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$42,397,218	$—	$—	$42,397,218
Exchange Traded Funds	684,000	—	—	684,000
Short-Term Investments	6,895,422	—	—	6,895,422
Total Investments	$49,976,640	$—	$—	$49,976,640
Derivatives
Future Contracts	$324,660	$—	$—	$324,660
Swap Contracts	—	1,015,963	—	1,015,963
Total Derivatives	$324,660	$1,015,963	$—	$1,340,623
Total Assets	$50,301,300	$1,015,963	$—	$51,317,263
Liabilities
Derivatives
Future Contracts	$6,175	$—	$—	$6,175
Total	$6,175	$—	$—	$6,175

The Fund did not hold any Level 3 securities during the current period ended.

*	Refer to the Schedule of Investments for classification by asset class.

Consolidation of Subsidiaries – HFSA Fund Limited

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Hundredfold Select Alternative Fund include the accounts of HFSA Fund Limited, a wholly owned and controlled subsidiary. HFSA Fund Limited is a closed-end fund incorporated as an exempted company under the companies’ law of the Cayman Islands on June 19, 2018 and is a controlled foreign corporation for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The Hundredfold Select Alternative Fund may invest up to 5% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	February 28, 2019	February 28, 2019
HFSA Fund Limited	6/19/2018	$ 1,595,705	2.9%

c) Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund has been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2019

securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities, if indicated on the Consolidated Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2019

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts.

f) Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

g) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Upfront payments on Credit Default Swaps are amortized over the life of the contract.

h) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

i) Federal Income Taxes – The Fund continues to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended August 31, 2016 to August 31, 2018, or expected to be taken in the Fund’s August 31, 2019 year-end tax return.

j) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income on ex-date and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

k) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended February 28, 2019, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) amounted to $85,628,638 and $65,684,253, respectively.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. For the six months ended February 28, 2019, the Fund invested in futures and swaps contracts.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2019

At February 28, 2019, the fair value of derivatives instruments was as follows:

Asset/Liability derivatives
	Equity risk	Credit risk	Commodity risk	Total
Swap Contracts[1]	$463,233	$552,730	$—	$1,015,963
Futures[2]	324,660	—	(6,175)	318,485
Total	$787,893	$552,730	$(6,175)	$1,334,448

1.	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation on swaps contracts.

2.	Consolidated Statement of Assets and Liabilities location: Net unrealized appreciation on futures.

Transactions in derivative instruments during the six months ended February 28, 2019, were as follows:

	Currency risk	Equity risk	Credit risk	Commodity risk	Interest Risk	Total
Realized gain (loss)[3]
Futures contracts	$66,919	$(948,594)	$—	$844,112	$(15,109)	$(52,672)
Swap contracts	—	—	(499,390)	—	—	(499,390)
Total realized gain (loss)	$66,919	$(948,594)	$(499,390)	$844,112		$(552,062)
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$—	$80,616	$—	$(61,515)	$—	$19,101
Swap contracts	—	463,233	522,614	—	—	985,847
Total change in unrealized appreciation (depreciation)	$—	$543,849	$522,614	$(61,515)	$—	$1,004,948

3.	Consolidated Statement of Operations location: Net realized gain (loss) on futures and swaps.

4.	Consolidated Statement of Operations location: Net Change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of February 28, 2019 as disclosed in the Consolidated Schedule of Investments and the amounts of realized gain (loss) and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a net asset or liability equal to the unrealized gain/ (loss) for futures and gross asset or liability equal to unrealized gain/(loss) for swaps contracts. During the six months ended February 28, 2019, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at February 28, 2019.

				Gross Amounts Not Offset in the
		Gross Amounts	Net Amounts of	Consolidated Statement of Assets &
Assets:		Offset in the	Assets Presented in	Liabilities
		Consolidated	the Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets &	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Liabilities	Instruments	Received (1)	Net Amount
Swaps Contracts - OTC	$1,015,963	$—	$1,015,963	$(1,015,963)	$—	$—
Futures Contracts	$324,660	$(6,175)	$318,485	$—	$—	$318,485
Total	$1,340,623	$(6,175)	$1,334,448	$(1,015,963)	$—	$318,485

		Gross Amounts	Net Amounts of	Gross Amounts Not Offset in the
		Offset in the	Liabilities Presented	Consolidated Statement of Assets &
Liabilities:	Gross Amounts of	Consolidated	in the Consolidated	Liabilities
	Recognized	Statement of Assets	Statement of Assets &	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(6,175)	$6,175	$—	$—	$—	$—
Total	$(6,175)	$6,175	$—	$—	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include any additional collateral pledged.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2019

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes including futures and swaps, and its respective gross unrealized appreciation and depreciation at February 28, 2019, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$49,249,045	$2,099,691	$(37,648)	$2,062,043

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2018	August 31, 2017
Ordinary Income	$4,020,076	$4,008,395
Long-Term Capital Gain	979,950	—
Return of Capital	—	—
	$5,000,026	$4,008,395

As of August 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,117,921	$—	$—	$55,340	$892,134	$2,065,395

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the mark-to-market on open futures and swap contracts, adjustments for the wholly owned subsidiary and the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, the reclass of Fund distributions, and adjustments for swaps and the wholly owned subsidiary, resulted in reclassifications for the Fund for the year ended August 31, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(262,982)	$174,167	$88,815

7.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Fund.

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to the Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the six months ended February 28, 2019, the Fund paid $261,649 in advisory fees.

Fund Services Agreement: The Fund has entered into a Fund Services Agreement (the “Agreement”) with Gemini Fund Services (“GFS”). The Fund shall pay to GFS 45 basis points (0.45%) on assets up to $100 million, 40 basis points (0.40%) on assets $100

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2019

million to $250 million, 35 basis points (0.35%) on assets from $250 million to $500 million and 30 basis points (0.30%) on assets greater than $500 million. Basis point fees will be calculated based upon the average net assets of the Fund for the previous month. For the six months ended February 28, 2019, the Fund incurred $117,742 in fees.

The fees cover operational services such as fund administration, fund accounting and transfer agency services to the Fund as well as other operating expenses. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% as compensation for sales, promotional activities and services, and a distribution fee at the rate of 0.75% on an annualized basis of the average net assets are attributable to Service Class Shares of the Fund. The fees are paid to Ceros Financial Services Inc. (the “Distributor” or “Ceros”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended February 28, 2019, the Fund incurred $196,298 in fees. During the six months ended February 28, 2019, Ceros, a registered broker/dealer, executed trades on behalf of the Fund and received $17,150 in trade commissions.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of the Fund. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.10% of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing and distribution-related activities or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor. For the six months ended February 28, 2019, the Fund incurred $6,535 in fees.

Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Fund and receive an annualized fee of 0.25% based on the average daily net assets of the Fund attributable to clients of Spectrum Financial, Inc. who are shareholders of the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. GFS is responsible for these fees.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. GFS is responsible for these fees.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Hundredfold Select Alternative Fund
EXPENSE EXAMPLE (Unaudited)
February 28, 2019

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period September 1, 2018 – February 28, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	September 1, 2018	February 28, 2019	Period (1)
Service Class
Based on actual fund return	2.45%	$1,000.00	$1,007.50	$12.19
Based on hypothetical 5% return	2.45%	1,000.00	1,012.65	12.23
Investor Class
Based on actual fund return	1.55%	1,000.00	1,012.00	7.73
Based on hypothetical 5% return	1.55%	1,000.00	1,017.11	7.75

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), then divided by the number of days in the fiscal year (365).

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
February 28, 2019

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 23 and 24, 2018, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Hundredfold Select Alternative Fund (“Hundredfold Select Alternative”), a series of the Trust, and Advisors Preferred, LLC (“Advisors Preferred”) (“Advisors Preferred Advisory Agreement”). The Board further considered the renewal of the sub-advisory agreement between Advisors Preferred and Hundredfold Advisors, LLC (“Hundredfold Advisors”) with respect to Hundredfold Select Alternative (“Hundredfold Sub-Advisory Agreement’), (together, the “Hundredfold Advisory Agreements”).

Based on their evaluation of the information provided by Advisor’s Preferred and Hundredfold Advisor’s, in conjunction with Hundredfold Select Alternative’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement with respect to Hundredfold Select Alternative. .

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Hundredfold Advisory Agreements and comparative information relating to the advisory fees and other expenses of Hundredfold Select Alternative. The materials also included due diligence materials relating to Advisors Preferred and Hundredfold Advisors (including due diligence questionnaires completed by Advisers Preferred and Hundredfold Advisors, Advisors Preferred’s and Hundredfold Advisor’s Forms ADV, select financial information of Adviser Preferred, bibliographic information regarding Advisors Preferred’s and Hundredfold Advisor’s key management and investment advisory personnel, and comparative fee information relating to Hundredfold Select Alternative) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Advisors Preferred Advisory Agreement with respect to Hundredfold Select Alternative. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisors Preferred Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisors Preferred Advisory Agreement.

In considering the renewal of the Advisors Preferred Advisory Agreement with respect to Hundredfold Select Alternative, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Advisors Preferred related to the renewal of the Advisors Preferred Advisory Agreement, including its ADV, a description of the manner in which investment decisions are executed and a review of the professional personnel performing services for Hundredfold Select Alternative, including the individuals that primarily monitor and execute investment decisions. The Board discussed the extent of Advisors Preferred’s trade execution capabilities, the quality of its compliance infrastructure and the steps taken to automate compliance processes and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Advisors Preferred with respect to a series of important questions, including: whether it was involved in any lawsuits or

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
February 28, 2019

pending regulatory actions; whether the management of other accounts would conflict with its management of Hundredfold Select Alternative; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Hundredfold Select Alternative’s investment limitations and oversight of Hundredfold Advisors and discussed Advisors Preferred compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Advisors Preferred’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board then reviewed the capitalization of Advisors Preferred based on financial information provided by and representations made by a representative of Advisors Preferred and concluded that Advisors Preferred was sufficiently well-capitalized and that its parent had the ability to make additional contributions in order to meet its obligations to Hundredfold Select Alternative, if necessary. The Board noted Advisors Preferred continued to actively research new sources of capital. The Board concluded that Advisors Preferred had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisors Preferred Advisory Agreement and that the nature, overall quality and extent of the management and oversight services provided by Advisors Preferred to Hundredfold Select Alternative were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Hundredfold Select Alternative as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended June 30, 2018, noting that Hundredfold Select Alternative underperformed its Morningstar category and benchmark, the S&P 500 Index, and outperformed its peer group for the one year period. The Board also noted Hundredfold Select Alternative outperformed both its peer group and Morningstar category, but underperformed its benchmark, for the three, five and since inception periods. The Board concluded that past performance was acceptable and generally in line with its risk level.

Fees and Expenses. As to the costs of the services provided by Advisors Preferred, the Board reviewed and discussed Hundredfold Select Alternative’s advisory fee and total operating expenses as compared to a peer group and its Morningstar category as presented in the Broadridge Report. The Board concluded that, based on Advisors Preferred’s experience, expertise, and services provided to Hundredfold Select Alternative, the advisory fee charged by Advisors Preferred, although higher than average, was not unreasonable. The Board noted that Advisors Preferred is responsible for the payment of the sub-advisory fees payable to Hundredfold Advisors out of the advisory fee paid to Advisors Preferred by Hundredfold Select Alternative. The Board also considered the split of the advisory fee between Advisors Preferred and Hundredfold Advisors noting that Advisors Preferred is responsible for executing trades for the Fund and monitoring and overseeing Hundredfold Advisors, as sub-adviser to Hundredfold Select Alternative. In so doing, the Board noted that Advisors Preferred had committed substantial financial and other resources to the management of Hundredfold Select Alternative. Based on this analysis, the Board determined that the advisory fees were not unreasonable and the split of such fee between Advisors Preferred and Hundredfold Advisors was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Advisors Preferred with respect to Hundredfold Select Alternative based on profitability reports and analyses and selected financial information provided by Advisors Preferred. After review and discussion, the Board concluded that, based on the services provided by Advisors Preferred, the fees paid to Hundredfold Advisors and the projected growth of Hundredfold Select Alternative, anticipated profits from Advisors Preferred’s relationship with Hundredfold Select Alternative were not excessive.

Economies of Scale. As to the extent to which Hundredfold Select Alternative will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Hundredfold Select Alternative, Advisors Preferred’s expectations for growth for Hundredfold Select Alternative, and concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Hundredfold Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i)

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
February 28, 2019

the nature and quality of the investment advisory services to be provided by Hundredfold Advisors, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Hundredfold Advisors; (iii) the performance history of Hundredfold Advisors for Hundredfold Select Alternative; and (iv) Hundredfold Advisors financial condition, history of operations and ownership structure. In considering the renewal of the Hundredfold Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Hundredfold Advisors, the Board noted the experience of the portfolio management and research personnel of Hundredfold Advisors, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of Hundredfold Advisors and reviewed supporting materials. The Board reviewed the presentation materials prepared by Hundredfold Advisors describing its investment process. The Board discussed Hundredfold Advisors compliance structure and discussed Hundredfold Advisors compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Hundredfold Advisors’ policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board concluded that Hundredfold Advisors had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Hundredfold Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided to Hundredfold Select Alternative were satisfactory.

Performance. The Board, including the Independent Trustees, considered the performance of Hundredfold Select Alternative previously reviewed during its consideration of the Hundredfold Select Alternative’s adviser, Advisors Preferred, and concluded that the performance obtained by Hundredfold Advisors for Hundredfold Select Alternative was satisfactory.

Fees and Expenses. As to the costs of the services provided by Hundredfold Advisors, the Board discussed the sub-advisory fee and considered that Hundredfold Advisors was paid by Advisors Preferred out of its advisory fee and not by Hundredfold Select Alternative. The Board also looked at the advisory fee split between Advisors Preferred and Hundredfold Advisors and concluded that the sub-advisory fee paid to Hundredfold Advisors was reasonable in light of the quality of the services performed by it. The Board also considered, based on statements made and information provided by Advisors Preferred and Hundredfold Advisers that the Hundredfold Sub-Advisory Agreement was negotiated at arm’s-length between Advisors Preferred and Hundredfold Advisors.

Profitability. As to profitability, the Board discussed the sub-advisory fee paid, and expected to be paid to Hundredfold Advisors based on Hundredfold Select Alternative’s current assets. The Board noted that Hundredfold Advisors’ profitability was high, however, it further noted that Hundredfold Advisors’ expenses were extremely low because services and other overhead expenses were donated by Hundredfold Advisors personnel or Spectrum Financial, an affiliate of Hundredfold Advisors, and that Hundredfold Advisors donated substantially all of its revenues, including the sub-advisory fee, to a charitable organization, the Simply Distribute Foundation, which is also the parent company of Hundredfold Advisors. The Board noted the representation from a representative of Hundredfold Advisors that the sub-advisory fee received by Hundredfold Advisors was in fact for performing bona fide services to the Fund. The Board further noted that Hundredfold Advisors received no compensation from Advisors Preferred, other than the sub-advisory fee earned pursuant to the Hundredfold Sub-Advisory Agreement, or from Hundredfold Select Alternative. The Board did note, however, that Spectrum Financial did receive a shareholder servicing fee from Hundredfold Select Alternative for providing services to clients that are invested in the Fund. The Board further noted that the sub-advisory fee was paid by Advisors Preferred out of the advisory fee that it received and not directly by Hundredfold Select Alternative. While the Board did not consider the costs of services provided by Hundredfold Advisors or its profitability to be significant factors, nonetheless, based on all these factors, including the fact that most services and expenses had been donated to Hundredfold Advisors to help further its charitable purpose, the Board concluded that profits from Hundredfold Advisors’ relationship with Hundredfold Select Alternative were not excessive.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
February 28, 2019

Economies of Scale. The Board noted that the sub-advisory fee was not paid by Hundredfold Select Alternative, therefore the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase and rather determined the economies of scale would be evaluated as part of looking at the advisory fee paid to Advisors Preferred.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the Hundredfold Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Advisors Preferred and Hundredfold Advisors as the Board believed to be reasonably necessary to evaluate the terms of each of the Hundredfold Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Hundredfold Advisory Agreement separately, (a) the terms of the Hundredfold Advisory Agreement are reasonable; (b) the advisory fee (or sub-advisory fee) is reasonable; and (c) the Hundredfold Advisory Agreement is in the best interests of Hundredfold Select Alternative, and its shareholders. In considering the renewal of each of the Hundredfold Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of each Hundredfold Advisory Agreement was in the best interests of Hundredfold Select Alternative and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Hundredfold Advisory Agreement.

Privacy Policy

Rev. February 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

The Ultimus Group Management, Inc.

The Ultimus Group Employee, LLC

The Ultimus Group, LLC (f/k/a GTCR Celtic Acquisition, LLC)

The Ultimus Group Intermediate, LLC (f/k/a Gemini Holdco, LLC)

The Ultimus Group Midco, LLC (f/k/a Gemini Midco, LLC)

Ultimus Holdings, LLC

Ultimus Intermediary, LLC

Ultimus Fund Solutions, LLC

Ultimus Fund Distributors, LLC

Ultimus Asset Services, LLC

Unified Financial Securities, LLC

Ultimus Private Fund Solutions, LLC

Blu Giant, LLC

Gemini Fund Services, LLC

Gemini Alternative Funds, LLC

Gemini Hedge Fund Services, LLC

Northern Lights Compliance Services, LL

Northern Lights Distributors, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how each Fund’s voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR
Advisors Preferred, LLC
1445 Research Boulevard, #530
Rockville, MD 20850

SUB-ADVISOR
Hundredfold Advisors, LLC
2940 N. Lynnhaven Road, Suite 210A
Virginia Beach, VA 23452

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 5/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 5/7/19

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 5/7/19